SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[    ]	Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

AMBAC TREASURERS TRUST
(Name of Registrant as Specified In Its Charter)

GAIL A. HANSON
ASSISTANT SECRETARY
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.

[     ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transactions applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed
	pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[    ]	Fee paid previously with preliminary materials.

[    ]	Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:


AMBAC TREASURERS TRUST
U.S. Treasury Money Market Fund
U.S. Government Money Market Fund
Short-Term U.S. Government Income Fund

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF THE TRUST FOR A SPECIAL MEETING OF SHAREHOLDERS
FEBRUARY 26, 1997

	The undersigned hereby appoints Richard B. Gross and Anne G. Gill, jointly and severally, as Proxies, with full power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all shares held of record by the undersigned on January 20, 1997 at the Meeting of
Shareholders of AMBAC Treasurers Trust (the "Trust") to be held February
26, 1997 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

The Board of Trustees Recommends a Vote "FOR" each of the Proposals.

1.	Election of Trustees of the Trust.	FOR all nominees	WITHHOLD
		listed below	AUTHORITY
	[   ]	[   ]

	(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

		W. Dayle Nattress 	Donald W. Green	C. Roderick O'Neil
		Russell E. Galipo		Eugene J. McDonald

2.	Ratification of the selection of	FOR	AGAINST	ABSTAIN
	KPMG Peat Marwick LLP as the 	[   ]	[   ]	[   ]
	independent accountants of the Trust
	for the year ending October 31, 1997.

3.	In their discretion upon such other business as may properly be brought
	before the meeting.

If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner directed herein. If not otherwise specified, this proxy will be voted to elect each of the persons nominated as Trustees and FOR Proposal 2.

Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


Name of Shareholder


Authorized Signature
Title:


Authorized Signature
Title:

Date:
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.


INSTRUCTIONS FOR SIGNING PROXY CARDS


	The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.	All Other Accounts:  The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration	Valid Signature

Corporate Accounts or Government Accounts
(1)	ABC Corp		ABC Corp.
(2)	ABC Corp		John Doe, Treasurer
(3)	ABC Corp.
		c/o John Doe, Treasurer		John Doe
(4)	ABC Corp., Profit Sharing Plan		John Doe, Trustee


AMBAC TREASURERS TRUST
300 Nyala Farms Road
Westport, Connecticut 06880



						February 4, 1997



Dear Shareholder:

	On behalf of the Board of Trustees, it is my pleasure to invite you to attend the Special Meeting of Shareholders of AMBAC Treasurers Trust.  The meeting will be held on Wednesday, February 26, 1997 at 10:00 a.m. at the offices of the Trust, 300 Nyala Farms Road, Westport, Connecticut 06880.

	The business to be conducted at the meeting is outlined in the attached Notice of Special Meeting and Proxy Statement.

	It is important that your shares be represented at the meeting. Please complete and return the enclosed proxy card in the postage-paid envelope provided whether or not you expect to attend the meeting. If you attend the meeting and wish to vote in person, you make revoke your proxy at that time.

	We look forward to seeing you on February 26th.


						W. Dayle Nattress
						Chairman




AMBAC Treasurers Trust
300 Nyala Farms Road
Westport, Connecticut 06880
1-800-311-AMBAC (2622)
_____________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on February 26, 1997
_____________


To the Shareholders of 	AMBAC U.S. Treasury Money Market Fund
		AMBAC U.S. Government Money Market Fund
	AMBAC Short-Term U.S. Government Income Fund:

	Notice is hereby given that a Special Meeting of Shareholders
(the "Meeting") of AMBAC Treasurers Trust (the "Trust") will be held at the offices of the Trust, 300 Nyala Farms Road, Westport, Connecticut 06880, on Wednesday, February 26, 1997, at 10:00 a.m. Eastern time, for the following purposes:

1.	To consider and act upon the election of five (5) members of the Board of
Trustees of the Trust to serve until their successors are elected and qualified (PROPOSAL 1);

2.	To consider and act upon the ratification of the selection of KPMG Peat
Marwick LLP as the independent accountants of the Trust for the year ending October 31, 1997 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

	These items are discussed in greater detail in the attached Proxy Statement.

	The close of business on January 20, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

By order of the Board of Trustees


Richard B. Gross
Secretary

February 4, 1997




AMBAC TREASURERS TRUST
300 Nyala Farms Road
Westport, Connecticut 06880
1-800-311-AMBAC (2622)

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on February 26, 1997
PROXY STATEMENT

GENERAL

	This Proxy Statement (the "Proxy") is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of AMBAC
Treasurers Trust (the "Trust") for use at a Special Meeting of Shareholders
of the Trust to be held on Wednesday, February 26, 1997, at 10:00 a.m.
Eastern time, at the offices of the Trust, 300 Nyala Farms Road, Westport,
Connecticut 06880, and at any adjournments thereof (collectively, the
"Meeting") for the purposes set forth in the accompanying Notice of
Special Meeting of Shareholders.

	In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of the Trust's investment adviser and the Trust's administrator, or other representatives of the Trust also may solicit proxies by telephone, telegraph or in person. Any costs of solicitation and the expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Trust. The Trust's most recent annual report is available upon request, without charge, by writing the Trust at 300 Nyala Farms Road, Westport, Connecticut, 06880, or calling the Trust at 1-800-311-AMBAC (2622).

	If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon.  Unless instructions to the contrary are marked thereon, the proxy will be voted FOR the election of the nominees as Trustees, FOR the other matter listed in the accompanying Notice of
Special Meeting of Shareholders and FOR any other matters deemed appropriate.
 Any shareholder who has been given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Meeting.

	In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal for which adjournment is being sought in favor of such an adjournment and will vote those proxies required to be voted
AGAINST any proposal for which adjournment is being sought against any such adjournment. Under the By-Laws of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of 40% or more of the outstanding shares entitled to vote at the Meeting.

	The close of business on January 20, 1997 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

	Each share (and fractional share) is entitled to the number of votes which equals the net asset value of such share (or fraction thereof). On the record date there were 24,687,819.530, 73,686,595.820 and 3,333.000 shares outstanding of  AMBAC U.S. Treasury Money Market Fund ("Treasury Money
Fund"), AMBAC U.S. Government Money Market Fund ("Government Money Fund") and AMBAC Short-Term U.S. Government Income Fund ("Government Income Fund")
(each, individually, a "Fund" and, collectively, the "Funds"), respectively.
All shares of the Funds will vote together as one class for Proposals 1 and 2.

	The principal executive offices of the Trust are 300 Nyala Farms Road, Westport, Connecticut 06880. This Proxy Statement is first being mailed to shareholders on or about February 4, 1997.


	KPMG Peat Marwick LLP has been selected by the vote of the Board of Trustees, as the independent accountants of the Trust to audit the accounts of the
Trust for and during the fiscal year ending October 31, 1997.
Representatives of KPMG Peat Marwick LLP will not attend the Meeting.

	As of the record date, AMBAC Inc. and its subsidiary, AMBAC Indemnity Corporation, may be deemed to control the Trust and its portfolios, Treasury Money Fund and Government Money Fund, and AMBAC Inc., AMBAC Capital Corporation and Cadre Financial Services, Inc. (formerly known as AMBAC Investment Management, Inc.), which serves as the investment adviser of the Funds (the "Investment Adviser"), may be deemed to control Government Income Fund, through beneficial ownership of the outstanding shares of the Funds, as follows:

				  Shares of	 Shares of	 Shares of
				  Treasury	Government	Government
Beneficial Owners		Money Fund	Money Fund	Income Fund

AMBAC Inc.1
One State Street Plaza
New York, New York	99%	39%	100%

AMBAC Indemnity Corporation
One State Street Plaza
New York, New York	93%	34%	---

AMBAC Capital Corporation2
300 Nyala Farms Road
Westport, Connecticut 06880	---	---	100%

Cadre Financial Services, Inc.
905 Marconi Avenue
Ronkonkoma, NY 11779	---	---	100%

1Ownership percentages include indirect beneficial ownership of the shares of each Fund that are owned by subsidiaries of AMBAC Inc.
2Ownership of shares is indirect and based upon direct beneficial ownership by Cadre Financial Services, Inc., a subsidiary of AMBAC Capital Corporation.

	The various control relationships over the Trust and the Funds noted above will continue to exist until such time as the above-described share ownership of the Trust or applicable Fund represents 25% or less of the outstanding shares of the Trust or of such Fund, as the case may be. Through the exercise of voting rights with respect to shares of the Funds, the controlling persons set forth above will be able to determine the outcome of shareholder voting on each of the matters as to which approval of shareholders of the Trust is being sought at the Meeting, and it is the intention of AMBAC Inc. and its affiliates to vote to approve Proposal 1 and Proposal 2.

	In addition to the controlling persons named above, the following entities owned of record or are known by the Trust to own beneficially 5% or more of the outstanding shares of the Funds as of the record date:



Treasury Money Fund	Shares Owned
AMBAC Financial Services Holdings, Inc.
300 Nyala Farms Road
Westport, Connecticut 06880	5.47%

Government Money Fund
City of New Britain
7 West Main Street
New Britain, Connecticut 06051	15.42%

City of Bridgeport
45 Lyons Terrace
Bridgeport, Connecticut 06604	13.85%

Town of Suffield - Treasurer's Office
83 Mountain Road
Suffield, Connecticut 06078	8.54%

Town of Cromwell
41 West Street
Cromwell, Connecticut 06416	5.13%

PROPOSAL 1:  TO ELECT FIVE TRUSTEES OF THE TRUST

	The Investment Company Act of 1940, as amended (the "1940 Act"), generally requires that the trustees of registered investment companies, such as the Trust, be elected by shareholders. To satisfy this requirement, the initial Trustees of the Trust were elected by the Investment Adviser as the Trust's initial shareholder prior to the commencement of the operations of the Trust. Since that time, a new Trustee has been appointed by the Board of Trustees to replace one of the initial Trustees, in accordance with the provisions of the Trust's Declaration of Trust and By-Laws.

	In contemplation of entering into a distribution agreement pursuant to which an affiliate of the Investment Adviser would serve as distributor for the
Trust, the Board of Trustees has increased the number of Trustees from four to five in order that an additional disinterested Trustee may be added to the
Board.  The 1940 Act requires that a majority of the board of trustees of a fund be individuals who are not "interested persons" (as defined by Section
2(a)(19) of the 1940 Act) of an investment company's distributor.  Currently, two of the four Trustees are deemed interested persons of the Trust because of their affiliations with AMBAC Inc. or its affiliated companies.  To comply with other requirements of the 1940 Act, the new Trustee must be elected by shareholders of the Trust.  The Board of Trustees has determined to have all of the present Trustees as well as the nominee, stand for election at this time.

	The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Trustees of the Trust to serve until their successors are duly elected and qualified. The nominees have each consented to stand for election and to serve if elected. If any of the nominees should be unable to serve, an event not now anticipated, the proxies will be voted for such other person or persons, if any, as shall be designated by the Board of Trustees. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees listed below.

	The following table sets forth certain information concerning the five nominees as Trustees of the Trust. Messrs. Nattress, Green, O'Neil and McDonald are currently Trustees of the Trust. Russell E. Galipo is not currently a Trustee of the Trust. The "interested" Trustees are indicated by an asterisk (*). Unless otherwise noted, the nominees have engaged in the principal occupation or employment listed in the following table for more than five years, but not necessarily in the same capacity.

		Present Office with the Trust,
		if any; Principal Occupation
		or Employment; and Director 	Year First      Shares Beneficially
		and Trustee Positions in 		Became a	Owned on 	   Percent of
Name (Age) 	Publicly Held Companies		Trustee		January 20, 1997	     Class

*W. Dayle Nattress (47)	Trustee, Chairman, President 	1995		0	        0
			and Chief Executive Officer
			of the Trust; Chief
			Investment Officer, AMBAC
			Inc. and AMBAC Indemnity
			Corporation and Division
			Executive, AMBAC
			Financial Services Division;
			formerly, from 1990 to 1991,
			Senior Vice President,
			Corporate Finance,  Dean
			Witter Reynolds Inc.

Russell E. Galipo (64)	Formerly, Vice President and 			0	        0
			Manager, Shawmut Bank
			CT., N.A., from 1973 to 1994

Donald W. Green (53)	Trustee of Trust; Chief 		1995		0	        0
			Financial Officer, Managing
			Director and Director,
			PlanEcon, Inc. (economic
			consulting and publications);
			formerly, from 1988 to 1991,
			Executive Vice President and
			Director, The Mercator
			Corporation (financial
			advisory and merchant banking)

Eugene J. McDonald (64)	Trustee of the Trust; 		1996		0	        0
			President and Chief
			Executive Officer, Duke
			Management Co. (investment
			management affiliate of Duke
			University); Director, Central
			Carolina Bank, Key Group of
			Mutual Funds and Flag
			Group of Mutual Funds

*C. Roderick ONeil (66)	Trustee of Trust; Chairman, 	1995		0	        0
			ONeil Associates (investment
			and financial consulting firm);
			Director, AMBAC Inc., AMBAC
			Indemnity Corporation, Fort Dearborn
			Income Securities, Inc. and Beckman
			Instruments, Inc.; Trustee,
			Memorial Drive Trust (finance)

* Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nattress and Mr. O'Neil are Trustees who are "interested persons" of the Trust by virtue of their positions with companies affiliated with the Investment Adviser, a subsidiary of AMBAC Inc., and/or stock ownership in AMBAC Inc.

The following table sets forth certain information regarding the compensation of the Trust's Trustees for the period October 9, 1995 (organization of the Trust) through October 31, 1996.

Compensation Table

Name of Person	    Aggregate 	Pension or Retirement 	Total Compensation from
	Compensation from 	Benefits Accrued as Part	  Trust Complex Paid to
	      Trust	       of Fund Expenses		Trustees
W. Dayle Nattress	$0	$0	$0
David E. A. Carson*	$4,000	$0	$4,000
Donald W. Green	$4,000	$0	$4,000
Eugene J. McDonald*	$0	$0	$0
C. Roderick ONeil	$4,000	$0	$4,000

*David E. A. Carson resigned as a Trustee, effective September 17, 1996, and was replaced by Eugene J. McDonald, who was appointed on such date by the Board of Trustees to fill the vacancy created by Mr. Carson's resignation.

	Trustees who are not employees of the Investment Adviser, or its affiliated companies, are each paid an annual retainer of $5,000 and receive an attendance fee of $750 for each meeting of the Board of Trustees they attend.
Members of the Audit Committee, of which each of the Independent Trustees is a member, receive an attendance fee of $750 for each Audit Committee meeting they attend.  The Chairman of the Audit Committee receives an additional
$1,000 annual fee.  Trustees are also entitled to be reimbursed for out-of-
pocket expenses incurred as a Trustee.  Officers of the Trust receive no compensation from the Trust.  As of the date of this Proxy Statement, the
Trustees and officers of the Trust, as a group, owned no outstanding shares of the Trust.

	Four meetings of the Board of Trustees were held during the period October 9,
1995 (organization of the Trust) through October 31, 1996, none of which were special meetings of the Board of Trustees.  Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any
Committee of which he is a member.  The Audit Committee is responsible for recommending the selection of the Trust's independent accountants and reviewing all audit as well as non-audit accounting services performed for the Trust.  During the period October 9, 1995 (organization of the Trust)
through October 31, 1996, the Audit Committee met one time.

Required Vote

	Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.
The Trustees recommend that shareholders vote in favor of the nominees.

PROPOSAL 2:  TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS
THE INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE YEAR ENDING
OCTOBER 31, 1997

	Upon recommendation by the Audit Committee, KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, has been selected by the vote of a majority of those Trustees who are not "interested persons" of the Trust to serve as independent accountants for the Trust's fiscal year ending October 31, 1997. KPMG Peat Marwick LLP has advised the Trust that it is independent with respect to the Trust in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

Required Vote

	Ratification of the selection of KPMG Peat Marwick LLP as independent accountants requires the affirmative vote of a majority of the votes cast by holders of shares of the Trust represented at the Meeting if a quorum is present. The Trustees recommend that shareholders ratify the selection of KPMG Peat Marwick LLP as independent accountants to the Trust.

ADDITIONAL INFORMATION

The Investment Adviser, Administrator and Distributor

	Cadre Financial Services, Inc. (formerly known as AMBAC Investment Management, Inc.), 905 Marconi Avenue, Ronkonkoma, NY 11779, serves as the Trust's investment adviser. First Data Investor Services Group, Inc., One Exchange Place, Boston, Massachusetts, 02109, serves as the Trust's administrator. 440 Financial Distributors, Inc., 4400 Computer Drive, Westborough, Massachusetts, 0158, serves as the Trust's distributor.

Abstentions

	If a proxy which is properly executed and returned is unmarked or marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  The election of
Trustees (Proposal 1) requires the affirmative vote of a plurality of the votes cast at the Meeting or by proxy; therefore, abstentions will not affect the outcome of the vote on Proposal 1.  The ratification of
KPMG Peat Marwick LLP as independent accountants of the Trust (Proposal 2)
requires the affirmative vote of a majority of the votes cast at the Meeting or by proxy; therefore, abstentions will affect the outcome of the vote on
Proposal 2.

	Shareholders of the Trust will be informed of the voting results of the Meeting in the Trust's Semi-Annual Report dated April 30, 1997.

OTHER MATTERS TO COME BEFORE THE MEETING

	The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

DEADLINE FOR SHAREHOLDER PROPOSALS

	The Trust does not hold regularly scheduled annual meetings of shareholders.
Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS
WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED
TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS
POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.